SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 1999



                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)


TEXAS                                  0-8493                     74-1051605
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                             77008
(Address of principal executive offices)                              (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700

Item 5. Other Events.

On April 1, 1999, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing results for the Company's fourth quarter and fiscal year 1998.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated April 1, 1999 titled "Stewart & Stevenson Announces Results for Fourth Quarter and Fiscal 1998 Year-End Results."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             STEWART & STEVENSON SERVICES, INC.


Date: April 1, 1999                          By:/s/ C. JIM STEWART II
                                             Name:  C. Jim Stewart II
                                             Title: President and Chief
                                             Executive Officer

                                  EXHIBIT INDEX

99.1 Company Press Release dated April 1, 1999 titled "Stewart & Stevenson Announces Results for Fourth Quarter and Fiscal 1998 Year-End Results."
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